                                                                  EXHIBIT 10.3



                                 PROMISSORY NOTE

$617,500.00                                                Boca Raton, Florida
                                                           May 31, 1999

         FOR VALUE RECEIVED the undersigned, TORLAND USA, INC., promises to pay to the order of AMERICAN GROUP, INC., the principal sum of SIX HUNDRED SEVENTEEN THOUSAND FIVE HUNDRED and 00/100 Dollars, as per the Disbursement Schedule attached hereto as Exhibit A, plus interest at the rate of ten (10%) percent per annum, on demand.

         This Note may be prepaid in whole or part without penalty, prior to demand. Each installment payment shall be credited first on the interest then due; and the remainder on principal; and interest shall thereupon cease upon the principal so credited. In the event Maker defaults in its obligation to payoff the entire principal sum, and accrued and unpaid interest upon demand, this Note and the sums due hereunder shall bear interest at the maximum rate provided by law.

         The Maker waives demand, protest and notice of maturity, non-payment or protest and all requirements necessary to hold each of them liable as Maker.

         The Maker further agrees, to pay all costs of collection, including reasonable attorney's fees and court costs, in case the principal of this Note or any payment on the principal or any interest thereon is not paid upon demand, whether suit be brought or not.

                                                MAKER:

                                                TORLAND USA, INC.,
                                                a Florida Corporation

                                                BY: /s/ Louis Zanette
                                                    --------------------------
                                                    LOUIS ZANETTE,
                                                    President

                                    Register

Due from Torland                                                        Page 1
8/4/1999

  Date       Num       Transaction                                  Decrease     C    Increase      Balance
-------------------------------------------------------------------------------------------------------------
5/22/1998                                                                            49,000.00      49,000.00
                       cat:       [First Union Cap account]

6/4/1998               Torland                                                       45,000.00      94,000.00
                       cat:       [First Union Cap account]

6/16/1998              Torland                                                       50,000.00     144,000.00
                       cat:       [First Union Cap account]

6/19/1998              Torland                                                       50,000.00     194,000.00
                       cat:       [First Union Cap account]

7/21/1998              Torland                                                       50,000.00     244,000.00
                       cat:       [First Union Cap account]

8/13/1998              Coventry Industries                                           11,500.00     255,500.00
                       cat:       [First Union Cap account]

8/27/1998              Torland                                                       50,000.00     305,500.00
                       cat:       [First Union Cap account]

9/15/1998              Torland                                                       25,000.00     330,500.00
                       cat:       [First Union Cap account]

11/4/1998              Torland                                                       31,000.00     361,500.00
                       cat:       [First Union Cap account]

11/10/1998                                                                           10,000.00     371,500.00
                       cat:       [First Union Cap account]

11/12/1998             Torland                                                        2,000.00     373,500.00
                       cat:       [First Union Cap account]

11/16/1998                                                                           10,000.00     383,500.00
                       cat:       [First Union Cap account]

11/20/1998                                                                            1,000.00     384,500.00
                       cat:       [First Union Cap account]

11/24/1998                                                                            9,000.00     393,500.00
                       cat:       [First Union Cap account]

12/1/1998                                                                            15,000.00     408,500.00
                       cat:       [First Union Cap account]

12/22/1998             Torland                                                       30,000.00     438,500.00
                       cat:       [First Union Cap account]

1/7/1999                                                                             15,000.00     453,500.00
                       cat:       [First Union Cap account]

1/12/1999                                                                            15,000.00     468,500.00
                       cat:       [First Union Cap account]

1/25/1999              Torland                                                       15,000.00     483,500.00
                       cat:       [First Union Cap account]

1/28/1999              Torland                                                       15,000.00     498,500.00
                       cat:       [First Union Cap account]

2/4/1999               Torland                                                        5,000.00     503,500.00
                       cat:       [First Union Cap account]

2/9/1999               Torland                                                       15,000.00     518,500.00
                       cat:       [First Union Cap account]

2/26/1999              Torland                                                        5,000.00     523,500.00
                       cat:       [First Union Cap account]

5/7/1999               Torland                                                       35,000.00     558,500.00
                       cat:       [First Union Cap account]

                                   Exhibit A

                                    Register

Due from Torland                                                        Page 2
8/4/1999

  Date       Num      Transaction                                   Decrease     C    Increase      Balance
--------------------------------------------------------------------------------------------------------------
5/7/1999              Torland                                                        55,000.00     613,500.00
                      cat:       [First Union Cap account]

5/13/1999             Robert Hausman                                                  4,000.00     617,500.00
                      cat:       [First Union Cap account]